UBS Global Healthcare Services Conference

February 14-16

New York City

John C. Molina

EVP & Chief Financial Officer

Molina Healthcare, Inc.

Safe Harbor

Safe Harbor Statement under the Private Securities Litigation Reform
Act of 1995:

This slide presentation contains forward-looking statements that are subject to numerous risks and uncertainties.  Actual results could differ materially because of factors such as: the Company's ability to accurately predict and effectively manage health benefits and other operating expenses, changes in health care practices, changes in federal or state laws or regulations or the interpretation thereof, the implementation of announced rate increases, reduction in provider payments by governmental payors, the Company's ability to successfully integrate its acquisitions or expand to new states, the Company’s ability to obtain the requisite governmental approvals for its pending acquisitions, the Company's third-party contracts, competition, disasters, and other risks and uncertainties as detailed in the Company's reports and filings with the Securities and Exchange
Commission.  All forward-looking statements in this presentation represent the
Company's judgment as of the date of this presentation. The Company disclaims any intent or obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations.

Company Profile

Multi-state managed care firm

Focused on Medicaid and other government programs

Approximately 720,000 members (9/30/04)

Membership currently expands across 5 states

~73,000 members added in Michigan in Q4  2004
from Wellness Plan

Indiana subsidiary will become active in Q2 2005

Projected revenues in 2005: $1.57 Billion

In business for 25 years

Medicaid’s Evolving Role

Coverage of needy populations

Safety net for millions of low-income children

Improves access to care and reduces disparities

Pays for nearly 1 in 5 health care dollars

Managed Care Opportunity

A cost containment solution for state governments

Opportunity for expansion with 42 million uninsured

Improvements to access and quality of care

Growing enrollment and spending

2004E total Medicaid spending of $305 billion

Approximately 50M covered

Jointly Funded Program

Medicaid Spending

Projected Growth Rates

Federal and State agencies continue to face fiscal challenges resulting from rising Medicaid expenditures

4.8%

State  Spending
Growth

12.9%

11.7%

1.3%

Federal  Spending
Growth

2004

Source: Kaiser Family Foundation 2004

2005

2004

2005

Delivering Savings

Medicaid managed care can reduce costs, provide spending
predictability and improve access to care.

Source: The Lewin Group – Medicaid Managed Care Costs Savings, July 2004 (Data 2002)

2001

2002

2003

2004

$160

$170

$180

$190

$200

$210

$150

$140

$220

SAVINGS

FFS

Medicaid

MCO

PMPM

Medicaid Savings

Michigan Medicaid Per Member Per  Month Costs

Our Markets

Molina arranges for the delivery
of healthcare services to persons
eligible for Medicaid and other
programs for low-income families
and individuals

Michigan

Washington

Utah

Indiana

California

264,000

Contract

serving the

aged, blind

& disabled

starting Q1

‘05

New Mexico

65,000

---

53,000

89,000

Nearly

doubled size

of health

plan with

Wellness Plan

acquisition in

Q4

249,000

2 acquisitions

pending

that would

add approx.

87,000

Members

Molina’s

latest

start-up

market; live

Q2 ‘05

Health plan

integration &

contribution

0n target

Undergoing

NCQA

quality

accreditation

Notes:

1. Enrollment figures as of 9/30/04

2. Michigan enrollment excludes approximately 73,000 members from The Wellness Plan transaction which closed in Q4 2004

1

2

Growth Strategy

new

populations

organic

growth

Focused Growth

Alternatives

new

counties

& states

Broaden access and member
services

Contract expansion in existing
markets

Targeted acquisitions & start up
opportunities

Offer services to new populations
(aged, blind & disabled)

Continued focus on the poor and
uninsured

Today

Growth Summary

2005

Acquired membership

From Premera Blue
Cross, Washington

6/04

Acquired Health Care
Horizons

New Mexico, 7/04

Sold Commercial
Membership to Lovelace

New Mexico, 8/04

Acquired Wellness Plan

Membership in

Michigan,  10/04

Proven ability to identify and execute transactions as well as other expansion opportunities

Announced transaction
involving Sharp Health
Plan Membership in

California, 11/04

Announced transaction

involving  Universal
Care Health Plan
Membership in

California, 12/04

Licensed and awarded
contract in Indiana

1/05

2004

Managing Our Growth

405

489

564

788

2001

2002

2003

2004

+383

Projected

Commitment to Quality

Local healthcare delivery

Expanded management
team and staff

Selective centralization

IS build-out

Adequate financing

Membership

(in thousands)

Since 2001

Recent Expansions: Start-Up

Molina awarded HMO license and contract in Indiana

Population

6.2M

Medicaid Enrollment

700K

Managed Care Enrollment

503K

Office of Medicaid Policy and
Planning seeks  to increase access
and choice

2 year contract covers 13
mandatory managed care counties

First start-up market since Utah

Enrollment and revenue impact in
Q2 2005

Source: CMS 2004

Recent Expansions: Selective Acquisitions

Notes:

*  Includes the membership of two pending transactions.

** Medicaid & SCHIP members.  Source: California Department of Health Services Medical Care Statistics 7/2004; California

    Managed Risk Medical Insurance Board

Announced the intent to acquire contracts and membership in

San Diego County

Managed Care Opportunity:

~229,000**

Molina*

38%

Community

Health Group
40%

Blue

Cross

10%

Health Net

6%

Kaiser

Foundation

5%

Existing Molina Markets:

Los Angeles, Riverside, Sacramento, San Bernardino, Yolo

Contracts acquired under
similar terms:

  Sharp Health Plan $25M

  Universal Care $6.2M

Would add ~ 87,000
new members to
California Health Plan

Expected to close 2Q 2005

San Diego Market Share

Anticipated Upon Approval of  Pending Transactions

Continued Diversification

California

42%

3 Other States

58%

Q4 2002

California

~20%

4 Other States

~80%

Q4 2004

California transactions will also contribute to our contract and revenue diversification strategy

Serving New Populations

Aged, Blind or

Disabled

Medicaid expenditures are almost 6 times  greater for the aged, blind and disabled than for families

Families

$14,156

$2,408

Medicaid Spending per enrollee ($)

All Enrollees

$5,525

Source: Urban Institute estimates based on data from the Medicaid Statistical Information System (MSIS)

and Health Management Associates 2004. (2003 Data)

Washington Medicaid Integration Project

Molina Healthcare of Washington to coordinate four key
services under a managed care model in Snohomish County

3,100 currently enrolled

Immediate benefit: access to a
primary care provider in a county
where access has been a challenge

Full implementation anticipated
Q4 2005

Medical

Care

Mental

Health

Substance

Abuse

Long Term

Care

Financial
Highlights

Financial Highlights

Revenues

$504M

$644M

$794M

$1.1B

$1.57B

Per
Member
Per Month

$112

$118

$125

$144

$164

*Note:  2002 results exclude one-time charges of $7.8MM during the fourth quarter.

2001

2002*

2003

2005

Projected

2004

Projected

Managing Medical Costs

Medical Care Costs

$91.09

81.5%

2001

2002

2003

$97.27

82.5%

$103.99

83.1%

$121.63

84.3%

$138.41

84.4%

2005

Projected

Per
Member
Per Month

2004

Projected

1Q2002
2Q2002
3Q2002
4Q2002
1Q2003
2Q2003
3Q2003
4Q2003

Managing Medical Costs

80.0%

81.0%

82.0%

83.0%

84.0%

85.0%

86.0%

Medical Care Ratio

Seasonality and Trends

Quarterly MCR

Average MCR

Controlling Administrative Costs

Core General & Administrative: Costs related to day to day
operations

Premium Taxes: State controlled tax levied on premium revenues

Administrative Costs:

0.7%

7.8%

8.5%

2001

2002*

2003

2005

Projected

0.8%

7.5%

8.3%

1.2%

6.6%

7.8%

1.9%

6.0%

7.9%

2.7%

5.7%

8.4%

*Note:  2002 results exclude one-time charges of $7.8MM during the fourth quarter.

2004

Projected

Financial Highlights

Operating

Income

$50M

$57M

$68M

$87M

$110M

Per
Member
Per Month

2001

2002*

2003

$11.20

$10.39

$10.71

$10.73

$11.40

2005

Projected

2004

Projected

*Note:  2002 results exclude one-time charges of $7.8MM during the fourth quarter.

Rate Expectations

California

Indiana

Michigan

New Mexico

Utah

Washington

flat

n/a

15%

4.5%

flat

4.5%

2005

Rate Expectations

Available Cash

Balance Sheet Highlights  (9/30/2004)

$90M

$75M

~ 35%

~ 41%

~ 24%

9/30/2004

cash at

the parent +

unrestricted

cash at

subsidiaries +

untapped

credit

Facility     =

total

free cash

on hand

$218M

$53M

Cash & Equivalents

$219M

Debt

--

Equity

$313M

Fourth Quarter Results

Revenue

Medical Care Ratio

G&A Ratio

Net Income

EPS

Shares Outstanding

Feb. 23

Q4/2004

$209M

83.0%

7.1%

$12M

$0.46

25.7M

Q4/2003

(Unaudited)

Outlook

Revenue

Medical Care Ratio

G&A Ratio

Net Income

EPS

Tax Rate

$1.57B

84.2%

8.2%

$67M

$2.40

2005

$1.59B

84.4%

8.4%

$69M

$2.45

37.5%

to

to

to

to

to

*Note: Does not include future acquisitions or expansion, all estimates assume weighted average diluted shares of 28.2M, tax rate does not take into account any favorable state tax credits the Company might receive from prior periods during 2005, estimates do not include potential impact, if any, changes in the Company’s methodology for recording stock based employee compensation expense.

Investment Considerations

Medicaid managed care is a solution to state budget pressures

Demonstrated expertise in medical management

Experience in acquisitions and integration

Well-capitalized subsidiary health plans

Strong management team

In business for 25 years

MOLINA HEALTHCARE

MOLINA℠

HEALTHCARE

MOH
LISTED
NYSE

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